UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __)

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[ ]	Definitive Proxy Statement
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[ ]	Soliciting Material under § 240.14a-12

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

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1

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

The following updates and supplements certain information contained in the Proxy Statement (the “Proxy Statement”) for the special meeting of shareholders for certain series of Catholic Responsible Investments Funds to be held on June 4, 2026 at 11:00 a.m., Eastern Time and at any and all adjournments, postponements or delays thereof.

This supplement should be read in conjunction with the Proxy Statement. Except as specifically supplemented by the information contained herein, this supplement does not modify any other information set forth in the Proxy Statement.

Catholic Responsible Investments Magnus 45/55 Fund

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund

Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund

Catholic Responsible Investments Magnus 75/25 Fund

Catholic Responsible Investments Small-Cap Fund

each, a series of

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

One Freedom Valley Drive

Oaks, Pennsylvania 19456

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 4, 2026

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Trustees” or the “Board”) of Catholic Responsible Investments Funds (the “Trust”) for use at the Special Meeting of Shareholders of the Catholic Responsible Investments Magnus 45/55 Fund, the Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, the Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund, the Catholic Responsible Investments Magnus 75/25 Fund (each, a “Magnus Fund” and together, the “Magnus Funds”) and the Catholic Responsible Investments Small-Cap Fund (the “Small-Cap Fund” and, together with the Magnus Funds, the “Funds”), each a series of the Trust, to be held on June 4, 2026 at 11:00 a.m., Eastern Time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the “Meeting”). Shareholders of record of the Funds at the close of business on March 31, 2026 (the “Record Date” and such shareholders, “Shareholders”) are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about April 16, 2026.

The Magnus Funds currently offer two classes of shares of beneficial interest, Investor Shares and Institutional Shares, and the Small-Cap Fund currently offers a single class of shares of beneficial interest, Institutional Shares (collectively, the “Shares”). Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the Funds had the following Shares issued and outstanding:

Fund	Share Class	Shares Issued and Outstanding
Catholic Responsible Investments Magnus 45/55 Fund	Investor Shares	3,877,796.273
	Institutional Shares	12,549,091.855
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	Investor Shares	15,033,289.782
	Institutional Shares	41,068,964.663
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	Investor Shares	37,305,575.324
	Institutional Shares	103,118,860.682
Catholic Responsible Investments Magnus 75/25 Fund	Investor Shares	3,522,463.224
	Institutional Shares	14,687,586.504
Catholic Responsible Investments Small-Cap Fund	Institutional Shares	55,530,941.097

As used in this proxy statement, the Trust’s Board of Trustees is referred to as the “Board,” and the term “Trustee” includes each trustee of the Trust. A Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is referred to in this proxy statement as an “Independent Trustee.”

At the Meeting, Shareholders of record of the Magnus Funds as of the close of business on the Record Date will be asked to approve Proposal 1, and Shareholders of record of the Small-Cap Fund as of the close of business on the Record Date will be asked to approve Proposal 2, and Shareholders of the Funds will be asked to transact such other business, if any, as may properly come before the Meeting. The table below outlines the Proposals.

Proposal	Description of Proposal	Applicable Fund(s)
Proposal 1	Approve an increase in the Magnus Funds’ contractual advisory fees.

Catholic Responsible Investments Magnus 45/55 Fund

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund

Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund

Catholic Responsible Investments Magnus 75/25 Fund

Proposal 2	Approve an increase in the Small-Cap Fund’s contractual advisory fees.	Catholic Responsible Investments Small-Cap Fund

Background

Christian Brothers Investment Services, Inc. (“CBIS” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement dated November 17, 2021 (the “Current Advisory Agreement”) between the Trust and the Adviser on behalf of the Funds. Pursuant to the terms of the Current Advisory Agreement, CBIS is responsible for managing the Funds’ investment strategy in accordance with each Fund’s investment objective. CBIS seeks to achieve the Funds’ investment objectives by allocating the Funds’ assets directly or indirectly through various sub-advisers that manage portions of the assets of certain Funds. The Magnus Funds are “funds of funds,” meaning that each Magnus Fund seeks to achieve its objective by investing in a combination of other series of the Trust, including the Small-Cap Fund, in accordance with its target asset class allocation. The Small-Cap Fund is passively managed pursuant to an indexing investment strategy, meaning that the Fund does not seek to outperform, but rather attempts to replicate, before expenses, the performance of its underlying index, the S&P SmallCap 600® Index. To manage the Small-Cap Fund’s investments, CBIS delegates certain advisory duties to an investment sub-adviser, RhumbLine Advisers (“RhumbLine” or the “Sub-Adviser”), pursuant to an investment sub-advisory agreement between CBIS and RhumbLine dated May 1, 2022, as amended March 1, 2023. Following the effectiveness of the proposed amendment, CBIS intends to dismiss RhumbLine and replace RhumbLine with four different sub-advisers consistent with the Small-Cap Fund’s change from a passive to an active strategy following a transitionary period.

The Funds and CBIS have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits CBIS, subject to certain conditions, to select, appoint and terminate new sub-advisers for each Fund with the approval of the Board of the Trust but without obtaining shareholder approval. The order also permits each Fund to disclose the fees paid to its sub-advisers only in the aggregate in its registration statement.

Under the 1940 Act, a material amendment to an advisory agreement must be approved by a vote of a majority of the outstanding voting securities of a fund. Therefore, the proposed increase in the advisory fees of the Funds would result in a material amendment to the Current Advisory Agreement and requires Shareholder approval of a new investment advisory agreement before becoming effective.

The table below reflects the current investment advisory fee schedule and the proposed investment advisory fee schedule:

Fund	Current Advisory Fee Rate	New Advisory Fee Rate
Catholic Responsible Investments Magnus 45/55 Fund	0.00%	0.05%
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	0.00%	0.05%
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	0.00%	0.05%
Catholic Responsible Investments Magnus 75/25 Fund	0.00%	0.05%
Catholic Responsible Investments Small-Cap Fund	0.20%	0.78%

If approved by Shareholders, the amended investment advisory agreement (the “New Advisory Agreement”) will replace the Current Advisory Agreement. There will be no other changes to the terms of the New Advisory Agreement other than the increase in investment advisory fees. However, as discussed further in the Proxy Statement, the Magnus Funds and the Small-Cap Fund will receive additional services and the Small-Cap Fund will change from a passively managed fund to an actively managed fund.

The Board unanimously approved the New Advisory Agreement between CBIS and the Trust at an in-person meeting held on February 25, 2026, contingent on Shareholder approval. The Board’s considerations in determining to approve the New Advisory Agreement are discussed below. Accordingly, the Funds are seeking Shareholder approval to approve the New Advisory Agreement with the amendment to the fee schedule. If Shareholders do not approve the New Advisory Agreement, the Board and CBIS may consider other alternatives for the Funds.

PROPOSAL 1 – APPROVAL OF A MATERIAL AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE MAGNUS FUNDS, AND CBIS

CBIS is requesting Shareholder approval for a material amendment to the Magnus Funds’ Current Advisory Agreement, the principal effect of which would be to increase the advisory fee that CBIS would receive for managing the Magnus Funds. Each Magnus Fund’s current contractual advisory fee is 0.00% of the Magnus Fund’s average daily net assets. CBIS is proposing an increase in the level of each Magnus Fund’s contractual advisory fee to 0.05% of its average daily net assets.

Beginning March 1, 2025, CBIS entered into an expense limitation agreement (the “Original Expense Limitation Agreement”) with the Trust pursuant to which CBIS agreed to limit each Magnus Fund’s total annual operating expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”) to 0.03% of the average daily net assets of each Magnus Fund’s Investor Shares and Institutional Shares.

Beginning March 1, 2026, CBIS entered into a new expense limitation agreement (the “Current Expense Limitation Agreement”) with the Trust pursuant to which CBIS has agreed to limit each Magnus Fund’s total annual operating expenses (excluding excluded expenses) to 0.06% of the average daily net assets of each Magnus Fund’s Investor Shares and Institutional Shares.

If Shareholders approve the New Advisory Agreement, a new expense cap will become effective under the Current Expense Limitation Agreement, pursuant to which CBIS will limit each Magnus Fund’s total annual operating expenses (excluding excluded expenses) to 0.11% of the average daily net assets of each Magnus Fund’s Investor Shares and Institutional Shares (the “New Magnus Fund Expense Cap”). The New Magnus Fund Expense Cap will remain in place until February 28, 2028 and will annually renew thereafter unless terminated in accordance with its terms.

At an in-person meeting of the Board of the Trust held on February 25, 2026, the Board approved the material amendment to the advisory agreement that would result in an increase in advisory fees payable to CBIS, subject to Shareholder approval. In connection with the proposal to increase the advisory fees payable to CBIS, CBIS informed the Board that it would be providing additional advisory services to the Magnus Funds to add and implement a Dynamic Asset Allocation (“DAA”) framework within the Magnus Funds. If Proposal 1 is not approved with respect to a Magnus Fund, CBIS will not implement the DAA framework for that Magnus Fund. If Proposal 1 is approved with respect to one or more Magnus Funds, CBIS will implement the DAA framework for those Magnus Funds for which Proposal 1 is approved.

The DAA framework is intended to enhance risk-adjusted returns through disciplined allocation decisions that respond to changing market conditions, while remaining consistent with the Magnus Funds’ overall investment objectives and governance standards. Subject to market conditions, liquidity considerations, and implementation efficiency, any allocation changes would be implemented either through reweighting existing underlying fund investments or, where appropriate, through the use of derivatives. The use of derivatives would allow CBIS to equitize cash and express market, currency, or duration tilts in an efficient manner with unlevered positions.

The DAA framework is designed to allow each Magnus Fund to balance operational simplicity and governance clarity with the ability to respond rapidly to evolving market opportunities and risks. The DAA framework is model-driven and would be reviewed daily. CBIS believes that this approach is designed to ensure that allocation decisions are disciplined and grounded in observable market dynamics, rather than exclusively subjective judgment.

CBIS believes the implementation of the DAA framework justifies the proposed advisory fee increase of the Magnus Funds from 0.00% to 0.05% of the Magnus Funds’ average daily net assets for the following reasons, among others:

•	Continuous model development, monitoring, and validation;
•	Daily signal review and disciplined execution;
•	Enhanced portfolio construction expertise across cash instruments and derivatives;
•	Additional operational, risk management, and governance infrastructure;
•	The ability to respond efficiently across a wider opportunity set during periods of market stress or dislocation; and
•	The DAA framework offers the potential for additional performance returns of the Magnus Funds.

Each Magnus Fund will bear its pro rata portion of all expenses related to conducting this proxy, including but not limited to, preparation, printing and mailing of this proxy statement and its enclosures, legal fees and solicitation costs (together, “Proxy Costs”). As of March 23, 2026, aggregate Proxy Costs for the Magnus Funds are estimated to be $85,620, or 0.0034% of each Magnus Fund’s net assets. The actual Proxy Costs borne by each Magnus Fund may be greater or less than the foregoing amount.

The following tables describe the fees and expenses associated with holding Institutional Shares and Investor Shares of each Magnus Fund. The tables compare the fee and expense information for each Magnus Fund currently and the pro forma estimated fees and expenses for the Magnus Fund following the approval of the proposed New Advisory Agreement. Pro forma expense ratios of the Magnus Funds shown should not be considered an actual representation of future expenses. Such pro forma expense ratios of the Magnus Funds project anticipated expense levels, but actual ratios may be greater or less than those shown.

Catholic Responsible Investments Magnus 45/55 Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund and compares (i) the Fund’s actual operating expenses for the fiscal year ended October 31, 2025 under the Current Advisory Agreement restated to show the effect of the Current Expense Limitation Agreement that became effective on March 1, 2026 with (ii) the Fund’s hypothetical or pro forma operating expenses for the fiscal year ended October 31, 2025 if the New Advisory Agreement and New Magnus Fund Expense Cap had been in place for the entire fiscal year.

	Fiscal Year Ended October 31, 2025				Pro Forma
	Investor Shares		Institutional Shares		Investor Shares		Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	0.00%		0.00%		0.00%		0.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.00%		0.00%		0.05%		0.05%
Other Expenses		0.26%		0.11%		0.26%		0.11%
Shareholder Servicing Fee	0.15%		None		0.15%		None
Other Operating Expenses	0.11%		0.11%		0.11%		0.11%
Acquired Fund Fees and Expenses (AFFE)[1]		0.37%		0.37%		0.37%		0.37%
Total Annual Fund Operating Expenses		0.63%		0.48%		0.68%		0.53%
Less Fee Reductions and/or Expense Reimbursements[2,3]		(0.05)%		(0.05)%		(0.05)%		(0.05)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		0.58%		0.43%		0.63%		0.48%

[1]	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other funds, including money market funds and exchange-traded funds.
[2]	Pursuant to the Current Expense Limitation Agreement, CBIS has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.06% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2027 (the “contractual expense limit”). In addition, CBIS may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by CBIS, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

[3]	Subject to shareholder approval of the New Advisory Agreement, CBIS has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.11% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2028 (the “contractual expense limit”). In addition, CBIS may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by CBIS, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2028.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same.

Fiscal Year Ended October 31, 2025

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$59	$197	$346	$782
Institutional Shares	$44	$149	$264	$599

Pro Forma

Although your actual costs may be higher or lower, based on these assumptions and assuming the New Advisory Agreement and New Magnus Fund Expense Cap were in place throughout the fiscal year ended October 31, 2025, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$64	$213	$374	$842
Institutional Shares	$49	$165	$291	$660

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund and compares (i) the Fund’s actual operating expenses for the fiscal year ended October 31, 2025 under the Current Advisory Agreement restated to show the effect of the Current Expense Limitation Agreement that became effective on March 1, 2026 with (ii) the Fund’s hypothetical or pro forma operating expenses for the fiscal year ended October 31, 2025 if the New Advisory Agreement and New Magnus Fund Expense Cap had been in place for the entire fiscal year.

	Fiscal Year Ended October 31, 2025				Pro Forma
	Investor Shares		Institutional Shares		Investor Shares		Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	0.00%		0.00%		0.00%		0.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.00%		0.00%		0.05%		0.05%
Other Expenses		0.19%		0.04%		0.19%		0.04%
Shareholder Servicing Fee	0.15%		None		0.15%		None
Other Operating Expenses	0.04%		0.04%		0.04%		0.04%
Acquired Fund Fees and Expenses (AFFE)[1]		0.32%		0.32%		0.32%		0.32%
Total Annual Fund Operating Expenses[2,3]		0.51%		0.36%		0.56%		0.41%

[1]	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other funds, including money market funds and exchange-traded funds.
[2]	Pursuant to the Current Expense Limitation Agreement, CBIS has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.06% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2027 (the “contractual expense limit”). In addition, CBIS may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by CBIS, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

[3]	Subject to shareholder approval of the New Advisory Agreement, CBIS has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.11% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2028 (the “contractual expense limit”). In addition, CBIS may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by CBIS, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2028.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Fiscal Year Ended October 31, 2025

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$52	$164	$285	$640
Institutional Shares	$37	$116	$202	$456

Pro Forma

Although your actual costs may be higher or lower, based on these assumptions and assuming the New Advisory Agreement and New Magnus Fund Expense Cap were in place throughout the fiscal year ended October 31, 2025, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$57	$179	$313	$701
Institutional Shares	$42	$132	$230	$518

Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund and compares (i) the Fund’s actual operating expenses for the fiscal year ended October 31, 2025 under the Current Advisory Agreement restated to show the effect of the Current Expense Limitation Agreement that became effective on March 1, 2026 with (ii) the Fund’s hypothetical or pro forma operating expenses for the fiscal year ended October 31, 2025 if the New Advisory Agreement and New Magnus Fund Expense Cap had been in place for the entire fiscal year.

	Fiscal Year Ended October 31, 2025				Pro Forma
	Investor Shares		Institutional Shares		Investor Shares		Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	0.00%		0.00%		0.00%		0.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.00%		0.00%		0.05%		0.05%
Other Expenses		0.17%		0.02%		0.17%		0.02%
Shareholder Servicing Fee	0.15%		None		0.15%		None
Other Operating Expenses	0.02%		0.02%		0.02%		0.02%
Acquired Fund Fees and Expenses (AFFE)[1]		0.47%		0.47%		0.47%		0.47%
Total Annual Fund Operating Expenses[2,3]		0.64%		0.49%		0.69%		0.54%

[1]	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other funds, including money market funds and exchange-traded funds.
[2]	Pursuant to the Current Expense Limitation Agreement, CBIS has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.06% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2027 (the “contractual expense limit”). In addition, CBIS may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by CBIS, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

[3]	Subject to shareholder approval of the New Advisory Agreement, CBIS has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.11% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2028 (the “contractual expense limit”). In addition, CBIS may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by CBIS, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2028.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Fiscal Year Ended October 31, 2025

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$65	$205	$357	$798
Institutional Shares	$50	$157	$274	$616

Pro Forma

Although your actual costs may be higher or lower, based on these assumptions and assuming the New Advisory Agreement and New Magnus Fund Expense Cap were in place throughout the fiscal year ended October 31, 2025, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$70	$221	$384	$859
Institutional Shares	$55	$173	$302	$677

Catholic Responsible Investments Magnus 75/25 Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund and compares (i) the Fund’s actual operating expenses for the fiscal year ended October 31, 2025 under the Current Advisory Agreement restated to show the effect of the Current Expense Limitation Agreement that became effective on March 1, 2026 with (ii) the Fund’s hypothetical or pro forma operating expenses for the fiscal year ended October 31, 2025 if the New Advisory Agreement and New Magnus Fund Expense Cap had been in place for the entire fiscal year.

	Fiscal Year Ended October 31, 2025				Pro Forma
	Investor Shares		Institutional Shares		Investor Shares		Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	0.00%		0.00%		0.00%		0.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.00%		0.00%		0.05%		0.05%
Other Expenses		0.22%		0.07%		0.22%		0.07%
Shareholder Servicing Fee	0.15%		None		0.15%		None
Other Operating Expenses	0.07%		0.07%		0.07%		0.07%

Acquired Fund Fees and Expenses (AFFE)[1]	0.40%	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses	0.62%	0.47%	0.67%	0.52%
Less Fee Reductions and/or Expense Reimbursements[2,3]	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.61%	0.46%	0.66%	0.51%

[1]	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other funds, including money market funds and exchange-traded funds.
[2]	Pursuant to the Current Expense Limitation Agreement, CBIS has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.06% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2027 (the “contractual expense limit”). In addition, CBIS may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by CBIS, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

[3]	Subject to shareholder approval of the New Advisory Agreement, CBIS has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.11% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2028 (the “contractual expense limit”). In addition, CBIS may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by CBIS, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2028.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same.

Fiscal Year Ended October 31, 2025

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$62	$198	$345	$773
Institutional Shares	$47	$150	$262	$590

Pro Forma

Although your actual costs may be higher or lower, based on these assumptions and assuming the New Advisory Agreement and New Magnus Fund Expense Cap were in place throughout the fiscal year ended October 31, 2025, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$67	$213	$372	$834
Institutional Shares	$52	$166	$290	$652

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1.